                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR (g) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



             Grand Adventures Tour & Travel Publishing Corporation (Exact name of registrant as specified in its charter)


               Texas                                    93-0950786
   (State of incorporation or organization)          (I.R.S. Employer
                                                 Identification Number)

        211 East 7th Street
            11th Floor
        Austin, Texas 78701                                78701
       (Address of principal                             (Zip Code)
           executive offices)


         Securities to be registered pursuant to Section 12(b) of the Act: none

         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to
General Instruction A.(c), check the following box.  [   ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ X ]

         Securities Act registration statement file number to which this form relates: 333-38739

               Securities to be registered pursuant to Section 12(g) of the Act:


                                  COMMON STOCK
                                (Title of Class)
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.


         The description of the Registrant's common stock, par value $.0001 per share, is set forth under the caption "Description of Securities" contained in the Prospectus constituting a part of the Registration Statement on Form SB-2 (File No. 333-38739) filed under the Securities Act of 1933, as amended, and such description is incorporated herein by reference.

ITEM 2.  EXHIBITS

         The following exhibits are filed herewith:


         Exhibit Number           Name of Exhibit
         --------------           ---------------

         1.03* Lock-up Agreements between certain officers, directors and shareholders of Grand Adventures Tour & Travel Publishing Corporation and underwriter

         2.01** Restated Articles of Incorporation of Grand Adventures Tour & Travel Publishing Corporation

         2.02*** Articles of Amendment to Articles of Incorporation of Grand Adventures Tour & Travel Publishing Corporation

         3.02* Amended and Restated Bylaws of Grand Adventures Tour & Travel Publishing Corporation

---------------

* Incorporated by reference from Form SB-2 Registration Statement filed October 21, 1997 (SEC File Number 333-38739).

**   Incorporated by reference from Form 8-K filed October 15, 1996.

*** Incorporated by reference from Amendment No. 2 to Form SB-2 Registration Statement filed December 30, 1997 (SEC File Number 333-38739).

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.





January 12, 1998                       Grand Adventures Tour & Travel Publishing
                                       Corporation

                                       By:/s/ JOSEPH S. JUBA
                                          --------------------------------------
                                          Joseph S. Juba
                                          President and Chief Operating Officer
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                                EXHIBIT TABLE



         Exhibit Number           Description
         --------------           -----------

         1.03* Lock-up Agreements between certain officers, directors and shareholders of Grand Adventures Tour & Travel Publishing Corporation and underwriter

         2.01** Restated Articles of Incorporation of Grand Adventures Tour & Travel Publishing Corporation

         2.02*** Articles of Amendment to Articles of Incorporation of Grand Adventures Tour & Travel Publishing Corporation

         3.02* Amended and Restated Bylaws of Grand Adventures Tour & Travel Publishing Corporation





* Incorporated by reference from Form SB-2 Registration Statement filed October 24, 1997 (SEC File Number 333-38739).

**       Incorporated by reference from Form 8-K filed October 15, 1996.

***      Incorporated by reference from Amendment No. 2 to Form SB-2
Registration Statement filed December 30, 1997 (SEC File Number 333-38739).